Exhibit 10.1

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Agreement”) is entered into and effective for all purposes as of the 21st day of March, 2022, by and among CHP PARTNERS, LP, a Delaware limited partnership (“Borrower”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“Agent”), as agent for itself and the other lenders a party from time to time to the Loan Agreement (Agent as a lender and such other lenders herein referred to collectively as the “Lenders” and individually as a “Lender”) and the Lenders. Unless otherwise defined herein or unless the context indicates otherwise, any word herein beginning with a capitalized letter shall have the meaning ascribed to such word in that certain Term Loan Agreement (as amended from time to time, the “Loan Agreement”), dated as of September 24, 2021, by and among Borrower, Agent and the Lenders.

W I T N E S S E T H:

WHEREAS, prior to the date hereof, Borrower, Agent and the Lenders entered into the Loan Agreement whereby the Lenders agreed to make available to Borrower an unsecured term loan (the “Term Loan”) in the maximum amount of $150,000,000.00; and

WHEREAS, the Term Loan is evidenced by the Notes; and

WHEREAS, the parties have now agreed to amend certain terms and conditions under the Loan Agreement to evidence such request.

NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS, that for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Agent, Lenders and Borrower hereby agree as follows:

ARTICLE I – AMENDMENTS

Section 1.1 Unencumbered Pool. Notwithstanding anything to the contrary, Section 2.14(a)(v) of the Loan Agreement is modified such that the applicable percentage shall be 25% for TSMM Management, LLC, a South Dakota limited liability company, for the quarters ending December 31, 2021, March 31, 2022 and June 30, 2022. After such periods, the applicable percentage shall revert to 20% in all cases as provided in the Loan Agreement.

Section 1.2 Financial Covenants. Notwithstanding anything to the contrary, Section 6.12(i) of the Loan Agreement is modified such that the applicable percentage shall be 65% for the quarters ending December 31, 2021, March 31, 2022 and June 30, 2022. After such periods, the applicable percentage shall revert to 60% as provided in the Loan Agreement.

Section 1.3 Representations and Warranties in Loan Agreement. Borrower hereby represents and warrants to the Lenders that: (i) as of the date hereof, to Borrower’s knowledge, no uncured Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default has occurred, and (ii) all representations and warranties made by Borrower in the Loan Agreement as of the date thereof are true and correct in all material respects as of the date hereof, as if such representations and warranties were recited herein in their entirety, except for those representations and warranties made as of a specific date.

Section 1.4 Loan Documents. The term “Loan Documents” as defined in the Loan Agreement and as used in the Loan Agreement, the other Loan Documents and herein, shall be, and hereby is, modified to include this Agreement and any and all other documents executed in connection with this Agreement. All references to the term “Loan Documents” contained in the Loan Agreement and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.

FIRST AMENDMENT TO TERM LOAN AGREEMENT	Page 1

ARTICLE II - MISCELLANEOUS

Section 2.1 Conditions Precedent. On or prior to the date hereof and as conditions precedent to the agreements of the Lenders herein set forth, Borrower and each Lender shall deliver to Agent an original fully executed counterpart of this Agreement.

Section 2.2 Acknowledgment by Borrower. Except as otherwise specified herein and by the other Loan Documents, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to the Lenders pursuant to the terms of the Notes and Loan Documents as modified hereby; and (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents.

Section 2.3 Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Agent such other and further documents and instruments evidencing, securing or pertaining to the Term Loan or the Loan Documents as shall be reasonably requested by Agent so as to evidence or effect the terms and provisions hereof. Upon Agent’s request, Borrower shall cause to be delivered to Agent evidence of the authority of Borrower, and any constituents of Borrower, to execute and deliver this Agreement, and such other matters as reasonably requested by Agent.

Section 2.4 Binding Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the parties, respective heirs, representatives, successors and assigns.

Section 2.5 Nonwaiver of Events of Default. Neither this Agreement nor any other document executed in connection herewith constitutes or shall be deemed (i) a waiver of, or consent by Agent or any Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (ii) a waiver by Agent or any Lender of Borrower’s obligations under the Loan Documents, or (iii) a waiver by Agent or any Lender of any rights, offsets, claims, or other causes of action that Agent or any Lender may have against Borrower.

Section 2.6 No Defenses. Borrower, by the execution of this Agreement, hereby declares that, to its knowledge, it has no claims, set-offs, counterclaims, defenses (other than the defense of payment or performance) or other causes of action against Agent or any Lender arising out of the Term Loan, the Loan Documents or otherwise; and, to the extent that Borrower has knowledge of any such claims, setoffs, counterclaims, defenses (other than the defense of payment or performance) or other causes of action, then such items are hereby waived by Borrower.

Section 2.7 Counterparts. This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

Section 2.8 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF OHIO.

FIRST AMENDMENT TO TERM LOAN AGREEMENT	Page 2

Section 2.9 Entire Agreement. This Agreement and the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. Except as modified by this Agreement, the Loan Agreement remains otherwise unchanged. This Agreement and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

THE LOAN AGREEMENT AS AMENDED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

FIRST AMENDMENT TO TERM LOAN AGREEMENT	Page 3

EXECUTED AND EFFECTIVE as of the date set forth above.

BORROWER:

CHP PARTNERS, LP,
a Delaware limited partnership

By:	CHP GP, LLC, a Delaware limited liability company, General Partner

	By:	CNL Healthcare Properties, Inc., a Maryland corporation, Managing Member

		By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte, Senior Vice President

Borrower’s Signature Page

to

First Amendment to Term Loan Agreement

AGENT:

KEYBANK NATIONAL ASSOCIATION, as Agent

By:	/s/ Henry Alonso
Henry Alonso, Senior Vice President

Agent’s Signature Page

to

First Amendment to Term Loan Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Henry Alonso
Henry Alonso, Senior Vice President

KeyBank’s Signature Page

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First Amendment to Term Loan Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Jason Broady
Jason Broady, Director

Fifth Third Bank’s Signature Page

to

First Amendment to Term Loan Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Danny Moore
Name:	Danny Moore
Title:	Authorized Signatory

Capital One Bank, National Association’s Signature Page

to

First Amendment to Term Loan Agreement

COMERICA BANK

By:	/s/ Mark J. Leveille
Mark J. Leveille, Vice President

Comerica Bank’s Signature Page

to

First Amendment to Term Loan Agreement

FIRST FINANCIAL BANK

By:	/s/ Alyssa J. Whittemore
Name:	Alyssa J. Whittemore
Title:	Relationship Manager III

First Financial Bank’s Signature Page

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First Amendment Term Loan Agreement

FIRST HORIZON

By:	/s/ Demetrio Papatriantafyllou
Name:	Demetrio Papatriantafyllou
Title:	VP – Corporate Lending

Eastern Bank’s Signature Page

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First Amendment to Term Loan Agreement